UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

              ____________________________________________________

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 18, 2005


                                   ZANN CORP.
             (Exact name of registrant as specified in its charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)

          000-28519                                        76-0510754
   (Commission File Number)                    (IRS Employer Identification No.)


1549 N. LEROY ST., SUITE D-200                               48430
      FENTON, MICHIGAN                                    (Zip Code)
(principal executive offices)

                                 (810) 714-2978
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM  4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 25, 2005, as reported in the Current Report on Form 8-K filed with the Commission by Zann Corp. (the "Registrant") the Registrant on January 18, 2005 dismissed its independent auditor, Malone & Bailey, P.C., Certified Public Accountants ("Malone & Bailey"). The decision to dismiss Malone & Bailey was recommended by the Registrant's Board of Directors. The Registrant had engaged Malone & Bailey on June 22, 2004 as its independent accountants to report on the Registrant's balance sheet as of December 31, 2004, and the related combined statements of income, stockholders' equity and cash flows for the year then ended.

     Malone & Bailey did not perform any audit of the Registrant's financial statements during the two most recent fiscal years. There were no disagreements with Malone & Bailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Malone & Bailey's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     On January 18, 2005, the Registrant engaged Russell Bedford Stefanou Mirchandani, LLP ("Russell Bedford") as the Registrant's independent accountants to report on the Registrant's balance sheet as of December 31, 2004, and the related combined statements of income, stockholders' equity and cash flows for the years then ended. The decision to appoint Russell Bedford was approved by the Registrant's Board of Directors.

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Russell Bedford, neither the Registrant nor anyone on the Registrant's behalf consulted with Russell Bedford regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has provided Malone & Bailey with a copy of this Amended Current Report before its filing with the Commission. The Registrant has requested Malone & Bailey to furnish the Registrant with a letter addressed to the Commission stating whether they agree with the statements made by the Registrant in this Amended Current Report and, if not, stating the respects in which they do not agree. The Registrant has filed Malone & Bailey's letter as an Exhibit to this Amended Current Report.


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ITEM  9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

     The following exhibit is filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
-----------  -------------------------

       16.1 Letter from Malone & Bailey regarding disclosures made in this Amended Current Report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2005.

                                                    ZANN CORP.



                                                    By /s/Robert C. Simpson
                                                    ----------------------------
                                                    Robert C. Simpson, President


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